UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
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URANIUM RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2017

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

Amendment to Exchange Agreement

On January 20, 2017, Uranium Resources, Inc. (the “Company”) entered into Amendment No. 2 (the “Second Amendment”) to the Master Exchange Agreement dated December 5, 2016, as amended by Amendment No. 1 thereto on December 14, 2016 (as amended, the “MEA”). Under the Second Amendment, the parties agreed that for the future exchange of indebtedness for the Company’s common stock (the “Common Stock”) under the MEA, the exchange for Common Stock will be made at a rate equal to the lesser of  (i) seventy-seven percent (77%) of the volume weighted average price (“VWAP”) of the Common Stock for the trading day of January 19, 2017, and (ii) seventy-seven percent (77%) of the VWAP of the Common Stock for the trading day on which the Company files the final amended registration statement relating to such exchanged Common Stock (or, if the Company files such registration statement before 4:00pm Eastern Time, 77% of the VWAP of the Common Stock for the immediately preceding trading day).

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by the full text of the Second Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 9.01 - Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2, dated January 20, 2017, to Master Exchange Agreement, dated as of December 5, 2016, between Uranium Resources, Inc. and the creditor named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2017

URANIUM RESOURCES, INC.

By:       /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President–Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 2, dated January 20, 2017, to Master Exchange Agreement, dated as of December 5, 2016, between Uranium Resources, Inc. and the creditor named therein.

Exhibit 10.1

AMENDMENT NO. 2 TO MASTER EXCHANGE AGREEMENT

AMENDMENT NO. 2 TO MASTER EXCHANGE AGREEMENT, dated as of January 20, 2017 (this “Amendment”), by and between Uranium Resources, Inc., a Delaware corporation, with headquarters located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112 (the “Company”) and Esousa Holdings LLC, a New York limited liability company (the “Creditor”), to the Master Exchange Agreement, dated December 5, 2016, as amended by Amendment No. 1 thereto on December 14, 2016 (the “Agreement”), by and between the Company and the Creditor.  All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, in accordance with Section 8(d) of the Agreement, the Company and the Creditor wish to amend certain provisions of the Agreement as described herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Creditor hereby agree the Agreement is hereby amended and restated in the form attached hereto as Appendix A.

1.1

Representations and Warranties.  Each of the Company and the Creditor hereby represents and warrants that (i) it has the requisite power and authority to enter into this Amendment, (ii) this Amendment has been duly and validly authorized, executed and delivered on behalf of such party, and (iii) no consent or authorization of any governmental authority or other Person is required in connection with this Amendment.

2.1

Effect of the Amendment.  This Amendment shall become effective upon the execution and delivery of this Amendment by the parties. This Amendment shall not constitute an amendment or waiver of any provision of the Agreement not expressly amended or waived herein and shall not be construed as an amendment, waiver or consent to any action that would require an amendment, waiver or consent except as expressly stated herein.  The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is in all respects ratified and confirmed hereby. This Agreement is an Exchange Document under the Agreement.

2.2

References to the Share Purchase Agreement.  After giving effect to this Amendment, unless the context otherwise requires, each reference in the Agreement to “this Agreement”, “hereof”, “hereunder”, “herein”, or words of like import referring to the Agreement shall refer to the Agreement as amended by this Amendment, provided that references in the Agreement to “as of the date hereof” or “as of the date of this Agreement” or words of like import shall continue to refer to December 5, 2016.

2.3

Other Miscellaneous Terms.  The provisions of Section 8(f) (Governing Law; Jurisdiction; Jury Trial) and Section 8(k) (Counterparts) of the Agreement shall apply to this Amendment mutatis mutandis as if set forth herein.

[Signature page follows]

IN WITNESS WHEREOF, the Creditor and the Company have caused their respective signature page to this Amendment No. 2 to Master Exchange Agreement to be duly executed as of the date first written above.

COMPANY:

URANIUM RESOURCES, INC.

By: /s/ Christopher M. Jones

Name:

Christopher M. Jones

Title:

President and CEO

CREDITOR:

ESOUSA HOLDINGS LLC

By: /s/ Rachel Glicksman

Name:

Rachel Glicksman

Title:

Managing Member

[Signature Page to Amendment No. 2 to Master Exchange Agreement]

Appendix A: Amended and Restated Agreement

AMENDED AND RESTATED MASTER EXCHANGE AGREEMENT

REFLECTING AMENDMENTS No.1 AND No.2

This MASTER EXCHANGE AGREEMENT, is dated as of December 5, 2016, by and among Uranium Resources, Inc., a Delaware corporation, with headquarters located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112 (the “Company”) and Esousa Holdings LLC, a New York limited liability company (the “Creditor”), as subsequently amended by Amendment No. 1 hereto dated December 14, 2016 and Amendment No. 2 hereto dated January 20, 2017, this (“Agreement”).

WHEREAS, the Company and the Creditor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

WHEREAS, as of the date hereof, the Creditor holds and has the right to transfer $2,500,000 in principal amount, additional unpaid interest of promissory notes of the Company or its direct or indirect subsidiaries, and any additional amount of principal and unpaid interest of promissory notes of the Company or its direct or indirect subsidiaries that can be exchanged into Exchange Shares or Pre-Funded Warrants under the Exchange Maximum (the “First Tranche Debt”, and the amount owing pursuant thereto, the “First Tranche Debt Amount”), which First Tranche Debt the Creditor purchased from Resource Capital Fund V L.P. (the “Original Creditor”), pursuant to a Note Purchase Agreement, dated as of the date hereof, between the Creditor and the Original Creditor (the “Note Purchase Agreement”).

WHEREAS, the Creditor will hold and will have the right to transfer up to an additional $5,500,000 in principal amount and additional unpaid interest of promissory notes of the Company or its direct or indirect subsidiaries (the “Second Tranche Debt”, and the amount owing pursuant thereto, the “Second Tranche Debt Amount”), upon the closing of the Second Tranche Debt in accordance with the Note Purchase Agreement and this Agreement.

WHEREAS, the Company and the Creditor desire to enter into this Agreement, pursuant to which, among other things, the Creditor shall exchange, as set forth herein, in whole or in part, the First Tranche Debt and the Second Tranche Debt in aggregate amount of $8,000,000 (the “Existing Debt”, and the amount owing pursuant thereto, the “Existing Debt Amount”) for shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), as provided hereunder in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Creditor hereby agree as follows:

1.

EXCHANGES OF EXISTING DEBT.  At any time during the period commencing on the date hereof and ending on February 18, 2017 or earlier upon the Creditor’s written notice to the Company that such end date shall be earlier pursuant to Section 1(h) below (the “First Tranche Pricing Period”), the Company and the

Creditor shall exchange all of the First Tranche Debt (reduced only as set forth in Section 1(c) below) into validly issued, fully paid and non-assessable shares of Common Stock and Pre-Funded Warrants (as defined in Section 1(e) below) to the extent that the Creditor’s beneficial ownership of the Common Stock would otherwise exceed the Maximum Percentage (as defined in Section 1(e) below), on the terms and conditions set forth in this Section 1 (the “Initial Exchange”). On the day upon which the Company has both (i) obtained shareholder approval to authorize the exchange of all of the Existing Debt for Common Stock on the terms and conditions set forth in this Agreement (the “Shareholder Approval”), and (ii) filed and had declared effective a registration statement relating to the resale, from time to time, by the Creditor of the Exchange Shares (as defined below) in accordance with Section 7(c) below (the “Registration Statement”),  (such date, the “Second Exchange Pricing Period” and each of the First Tranche Pricing Period and the Second Exchange Pricing Period, a “Pricing Period”), the Creditor shall exchange all the then still outstanding and unpaid Existing Debt into validly issued, fully paid and non-assessable shares of Common Stock (collectively with the Common Stock issued in exchange for the First Tranche Debt, the “Exchange Shares”), on the terms and conditions set forth in this Section 1 (the “Second Exchange” and each of the Initial Exchange and the Second Exchange, an “Exchange”).  Certain capitalized terms used herein are defined in Section 1(h)(i). The Company shall have obtained the Shareholder Approval prior to the effectiveness of the Registration Statement.

(a)

Exchange Right and Obligation. Subject to the provisions of Section 1(e), (i) in the Second Exchange, the Creditor shall exchange all the then still outstanding and unpaid Existing Debt into validly issued, fully paid and non-assessable shares of Common Stock, in accordance with Section 1(d), at the Exchange Rate (as defined below), subject to the issuance of Pre-Funded Warrants  as described in Section 1(e) below. The Company shall not issue any fraction of a share of Common Stock upon any Exchange.  If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon Exchange of Existing Debt.

(b)

Exchange Rate. The number of shares of Common Stock issuable upon exchange of any portion of the Existing Debt pursuant to Section 1(a) shall be determined by dividing (x) the Exchange Amount (as defined below) with respect to such portion of the Existing Debt by (y) the Exchange Price (the “Exchange Rate”), subject to adjustment as described in Section 1(c) below.

(i)

“Exchange Amount” means, with respect to such Existing Debt to be exchanged hereunder, the aggregate of the Existing Debt Amount of $8,000,000 to be exchanged hereunder, the Interest Amount with respect thereto and any other amounts owed by the Company thereunder.

(ii)

“Exchange Price” means:

(1)

in the case of the Initial Exchange, (A) if the Exchange Date occurs prior to the expiration of the First Tranche Pricing Period, seventy-seven percent (77%) of the VWAP of the Common Stock during the time period beginning on the first day of the First Tranche Pricing Period and ending on the Exchange Date or (B) if the Exchange Date occurs after the First Tranche Pricing Period has expired, seventy-seven percent (77%) of the VWAP of the Common Stock during the applicable Pricing Period.

(2)

in the case of the Second Exchange, the lesser of  (i) seventy-seven percent (77%) of the VWAP of the Common Stock for the Trading Day of January 19, 2017, and (ii) seventy-seven percent (77%) of the VWAP of the Common Stock for the Trading Day on which the Company files the final amended Registration Statement (or, if the Company files the Registration Statement before 4:00pm Eastern Time, 77% of the VWAP of the Common Stock for the immediately preceding Trading Day); provided that the Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective on the Business Day following such filing.

(iii)

Notwithstanding the foregoing, the Exchange Price shall not be less than $0.30 per share. All such determinations will be appropriately adjusted for any stock split, stock dividend, reverse stock split, stock combination or other similar transaction during any such measuring period.

(iv)

“Interest Amount” means, with respect to any portion of Existing Debt to be exchanged hereunder as of any Exchange Date, any accrued and unpaid interest with respect to the principal of such Existing Debt outstanding as of such Exchange Date under the terms of such Existing Debt, less any interest paid to the Original Creditor and the Creditor with respect to such Existing Debt prior to such Exchange Date.

(c)

Adjustment to Number of Exchange Shares.

(i)

Subject to the limitations set forth in Section 1(e), if an Exchange Date occurs prior to the end of the First Tranche Pricing Period, the total number of shares of Common Stock to be issued to Creditor in connection with the applicable Exchange shall be adjusted on the Business Day immediately following the First Tranche Pricing Period (the “Adjustment Date”) and issued within three (3) Trading Days after such Adjustment Date, as follows: (A) if the number of VWAP Shares exceeds the number of Exchange Shares initially issued pursuant to the applicable Exchange, then the Company will issue and deliver to Creditor in the same manner as described in Section 1(d) below additional shares of Common Stock equal to the difference between (I) the total number of VWAP Shares and (II) the number of Exchange Shares initially issued pursuant to such Exchange, and (B) if the number of VWAP Shares is less than the number of Exchange Shares initially issued pursuant to an Exchange, then Creditor will return to the Company for cancellation that number of shares of Common Stock equal to the difference between (a) the number of Exchange Shares issued pursuant to such Exchange and (b) the total number of VWAP Shares. For purposes of this Agreement, “VWAP Shares” means the number of shares equal to the Exchange Amount divided by the greater of (i) seventy-seven percent (77%) of the VWAP of the Common Stock over the applicable Pricing Period, or (ii) $0.30 per share. Notwithstanding anything herein to the contrary, if (A) the number of VWAP Shares exceeds the number of Exchange Shares initially issued pursuant to the applicable Exchange and (B) seventy-seven percent (77%) of the VWAP of the Common Stock over the applicable Pricing Period is less than $0.30 per share, in addition to the issuance of additional shares of Common Stock provided above, the Company shall pay to the Creditor a cash amount equal to (x) the Exchange Amount multiplied by (y) the ratio determined by dividing (1) $0.30 minus seventy-seven percent (77%) of the VWAP of the Common Stock over the First Tranche Pricing Period, by (2) $0.30. All such determinations in accordance with this Section 1(c) will be appropriately adjusted for any stock split, stock dividend, reverse stock split, stock combination or other similar transaction during any such measuring period.

(ii)

Subject to the limitations set forth in Section 1(e) below, Creditor may deliver a written notice to the Company by facsimile or email requesting that a specified number of additional shares of Common Stock be delivered (A) at any time during the First Tranche Pricing Period but prior to the applicable Adjustment Date, if the Closing Sale Price of the Common Stock is below 90% of the Closing Sale Price of the Common Stock at the Exchange Date applicable to such Pricing Period, or (B) to give effect to an Exchange to the extent such Exchange has not yet completed as a result of any previous application of the Maximum Percentage or Exchange Maximum in accordance with Section 1(e) below, provided that such notice and such issuance shall not take effect if Creditor’s beneficial ownership of the Company will exceed (x) the Maximum Percentage or (y) the Exchange Maximum prior to the Shareholder Approval. On or before the third Trading Day following delivery of each such notice, the Company shall deliver to Creditor, in compliance with the procedure set forth in Section 1(d) below, the number of additional shares of Common Stock requested in the notice. Any additional shares of Common Stock issued or issuable pursuant to this Section 1(c) will be considered Exchange Shares for purposes of any calculation of the total number of shares to be issued by, or returned to, the Company pursuant to Section 1(c)(i).

(d)

Mechanics of Exchange.

(i)

Exchange. To exchange any Existing Debt into shares of Common Stock on any date during a Pricing Period (each, an “Exchange Date”), the Creditor shall deliver (whether via facsimile or otherwise), for receipt after 4:00 p.m. and on or prior to 11:59 p.m., New York time, on the date that is one Business Day prior to the Exchange Date, a copy of an executed notice of exchange in the form attached hereto as Exhibit I and specifying the amount to be exchanged on such Exchange Date (the “Exchange Notice”) to the Company.  The Creditor shall calculate and state in the Exchange Notice the Exchange Price and the number of shares of Common

Stock issuable upon exchange of the applicable Exchange Amount specified in the Exchange Notice. On or before the second Trading Day following the date of an Exchange Notice, the Company shall transmit by facsimile or otherwise an acknowledgment, substantially in the form attached hereto in Exhibit I, of receipt of such Exchange Notice, to the Creditor, and shall deliver the instruction to issue such shares of Common Stock to the Company’s transfer agent (“the Transfer Agent”). On or before the third Trading Day following the receipt of such Exchange Notice, substantially in the form of Exhibit I, the Company shall, (A) provided that the Transfer Agent is participating in The Depository Trust Company’s (the “DTC”) Fast Automated Securities Transfer (“FAST”) Program, credit such aggregate number of shares of Common Stock to which the Creditor shall be entitled to the Creditor’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Transfer Agent is not participating in the DTC FAST Program, issue and send (via reputable overnight courier) to the address as specified in the Exchange Notice, a certificate, registered in the name of the Creditor, for the number of shares of Common Stock to which the Creditor shall be entitled. The Person or Persons entitled to receive the shares of Common Stock issuable upon an Exchange of the Existing Debt shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Exchange Date.

(ii)

Company’s Failure to Timely Exchange. If the Company shall fail, for any reason or for no reason, to issue to the Creditor within three (3) Trading Days after the Company’s receipt of an Exchange Notice (the “Share Delivery Deadline”), a certificate for the number of shares of Common Stock to which the Creditor is entitled and register such shares of Common Stock on the Company’s share register or to credit the Creditor’s balance account with DTC for such number of shares of Common Stock to which the Creditor is entitled upon the Creditor’s exchange of Existing Debt (as the case may be) (an “Exchange Failure”), then the Creditor, upon written notice to the Company, may void its Exchange Notice with respect to, and retain or have returned (as the case may be) any portion of the Existing Debt that has not been exchanged pursuant to such Exchange Notice, provided that the voiding of an Exchange Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 1(d)(ii) or otherwise. In addition to the foregoing, if on or prior to the Share Delivery Deadline, the Company shall fail to issue and deliver a certificate to the Creditor and register such shares of Common Stock on the Company’s share register or credit the Creditor’s or its designee’s balance account with DTC for the number of shares of Common Stock to which the Creditor is entitled upon the Creditor’s Exchange hereunder (as the case may be), and if on or after such Share Delivery Deadline the Creditor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Creditor or its designee of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such Exchange that the Creditor or its designee so anticipated receiving from the Company, then, in addition to all other remedies available to the Creditor or its designee, the Company shall, within three (3) Business Days after receipt of the Creditor’s or its designee’s written request, pay cash to the Creditor or its designee, as applicable, in an amount equal to the Creditor’s or its designee’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of the Creditor), at which point the Company’s obligation to so issue and deliver such certificate or credit the Creditor’s or its designee’s balance account with DTC for the number of shares of Common Stock to which the Creditor is entitled upon the Creditor’s exchange hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate.

(iii)

Book-Entry.  Notwithstanding anything to the contrary set forth in this Section 1, following Exchange of any portion of the Existing Debt in accordance with the terms hereof, the Creditor shall not be required to physically surrender any note, certificate or other instrument evidencing the Existing Debt to the Company unless (A) the full Exchange Amount represented by the Existing Debt is being exchanged (in which event the instrument evidencing such Existing Debt shall be delivered to the Company following exchange thereof as contemplated by Section 1(d)(i)) or (B) the Creditor has provided the Company with prior written notice (which notice may be included in an Exchange Notice) requesting reissuance of a note, certificate or other instrument with respect to the Existing Debt and the Exchange Shares upon physical surrender of a certificate with respect to the Existing Debt. The Creditor shall provide the Company with written partial releases relating to all Exchanges of the Existing Debt. The Creditor and the Company shall maintain records showing the amount of the Existing Debt exchanged, paid or adjusted (as the case may be) and the dates of such exchanges, payments or adjustments (as the case may be) or shall use such other method, reasonably satisfactory to the Creditor and the Company, so as not to require physical surrender of any certificate with respect to the Existing Debt upon any Exchange until the Existing Debt being Exchanged has been fully satisfied.

(iv)

Pro Rata Exchange; Disputes. In the event of a dispute as to the number of shares of Common Stock issuable to the Creditor in connection with an Exchange of the Existing Debt or an adjustment to the number of Exchange Shares to be delivered following a Pricing Period, the Company shall issue to the Creditor the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 1(f).

(e)

Limitations on Exchanges.  Notwithstanding anything to the contrary contained in the notes, certificates or other instruments of the Existing Debt, the Existing Debt shall not be exchangeable by the Creditor hereof, and the Company shall not effect any exchange of the Existing Debt or otherwise issue any shares of Common Stock pursuant hereto, to the extent (but only to the extent) that after giving effect to such Exchange or other share issuance hereunder the Creditor (together with its Affiliates) would beneficially own in excess of 9.9% (the “Maximum Percentage”) of the Common Stock.  To the extent the above limitation applies, the determination of whether the Existing Debt shall be exchangeable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Creditor or any of its Affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Creditor and its Affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission by the Creditor for conversion, exercise or exchange (as the case may be). No prior inability to exchange the Existing Debt, or to issue shares of Common Stock, pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exchangeability. For purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).  In the event that the exchange of the Exchange Amount into shares of Common Stock would result in the Creditor beneficially owning shares of Common Stock in excess of the Maximum Percentage, the Company shall issue warrants, substantially in the form attached hereto at Exhibit II, to the Creditor to purchase shares of Common Stock at a purchase price of $0.01 per share (the “Pre-Funded Warrants” and together with the shares of Common Stock underlying such Pre-Funded Warrants and the Exchange Shares, the “Exchange Securities”), with the number of such Pre-Funded Warrants to be determined by dividing (a) the Exchange Amount by (b) the Exchange Price minus $0.01, rounded up to the nearest whole Pre-Funded Warrant in the event of a fraction. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. For any reason at any time until the Existing Debt has been exchanged, upon the written or oral request of the Creditor, the Company shall within one (1) Business Day confirm orally and in writing to the Creditor the number of shares of Common Stock then outstanding, including by virtue of any prior conversion, exchange or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to the Existing Debt or securities issued pursuant to this Exchange Agreement. In addition, under no circumstances whatsoever may the aggregate number of shares of Common Stock issued to the Creditor in connection with the Exchange of the Existing Debt at any time exceed 19.9% of the total number of shares of Common Stock outstanding or of the voting power of the Common Stock (the “Exchange Maximum”) as of the date of this Agreement unless the Company has obtained either (i) its stockholders approval of the issuance of more than such number of shares of Common Stock pursuant to Nasdaq Marketplace Rule 5635(d) or (ii) a waiver from The Nasdaq Stock Market of the Company’s compliance with Rule 5635(d). In addition, notwithstanding anything to the contrary contained in this Agreement, the Existing Debt shall not be exchangeable by the Creditor, and the Company shall not effect any exchange of the Existing Debt, to the extent that the Exchange Price on any applicable Exchange Date is less than $0.60 per share, provided that such limitation shall not apply to any issuances of shares of Common Stock pursuant to Section 1(c)(i).

(f)

Dispute Resolution. In the case of a dispute as to the determination of any Exchange Price, the Closing Bid Price, the Closing Sale Price, the number of Pre-Funded Warrants, or fair market value (as the case may be) or any adjustment to the Exchange Shares, the Company or the Creditor (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile or e-mail (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Creditor (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Company or the Creditor learned of the circumstances giving rise to such dispute. If the Creditor and the Company are unable to agree upon such determination or calculation within two (2) Business Days of such disputed determination or arithmetic calculation (as the case may be) being submitted to the Company or the Creditor (as the case may be), then the Company and the Creditor shall, within two (2) Business Days, submit via facsimile or e-mail the disputed determination of any Exchange Price, the Closing Bid Price, the Closing Sale Price, the number of Pre-Funded Warrants, or fair market value (as the case may be) or any adjustment to the Exchange Shares to an independent, reputable investment bank selected by the Company and reasonably approved by the Creditor. The Company and the Creditor shall cause the investment bank to perform the determinations or calculations (as the case may be) and notify the Company and the Creditor of the results no later than ten (10) Business Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank’s determinations or calculations (as the case may be) shall be binding upon all parties absent demonstrable error. The party whose determinations or calculations are furthest from such investment bank’s determinations or calculations shall pay the expenses arising from or related to the use of such investment bank for such determinations or calculations.

(g)

Initial Exchange; Second Exchange.  As of the date hereof (the “Initial Exchange Date”), the Creditor shall be deemed to have delivered an Exchange Notice to effect an Exchange with respect to an Existing Debt Amount of $2,500,000 and the Interest Amount with respect thereto. Upon the Second Exchange Pricing Period, the Creditor shall be deemed to have delivered an Exchange Notice to effect an Exchange with respect to all of the remaining Existing Debt Amount then held by the Creditor and the Interest Amount with respect thereto.

(h)

Early Termination of Pricing Period.  During any Pricing Period, upon the Creditor’s written notice in accordance with Section 8(c) to the Company to terminate such Pricing Period, such Pricing Period shall terminate (i) as of the date immediately prior to the effective date of such notice, if such notice is effective on or before 11 am New York time on such effective date, or (ii) as of the effective date of such notice, if such notice is effective after 11 am New York time on such effective date.

(i)

Certain Definitions.  For purposes of this Agreement, the following terms shall have the following meanings:

(i)

“Affiliate” means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have correlative meanings.

(ii)

“Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock or restricted stock units to acquire Common Stock may be issued to any employee, officer, consultant or director for services provided to the Company in their capacity as such.

(iii)

“Bloomberg” means Bloomberg, L.P.

(iv)

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(v)

“Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC).

(vi)

“Convertible Securities” means any capital stock, warrants, notes, rights, options or other security of the Company or any of its subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its subsidiaries, excluding in each case any Pre-Funded Warrants.

(vii)

“Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

(viii)

“Excluded Securities” means (A) shares of Common Stock or standard options to purchase Common Stock or restricted stock units issued to directors, officers, consultants or employees of the Company in their capacity as such pursuant to an Approved Stock Plan, provided that (I) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the date hereof pursuant to this clause (A) do not, in the aggregate, exceed more than 20% of the Common Stock issued and outstanding immediately prior to the date hereof, (II) the exercise price of any such options is not lowered, none of such options are amended after the date hereof to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects the Creditor, and (III) any such restricted stock units do not vest before the Shareholder Approval or during a Pricing Period; (B) shares of Common Stock issued upon the conversion or exercise of Convertible Securities (other than standard options to purchase Common Stock or restricted stock units issued pursuant to an Approved Stock Plan that are covered by clause (A) above) issued prior to the date hereof, provided that the conversion price of any such Convertible Securities (other than standard options to purchase Common Stock or restricted stock units issued pursuant to an Approved Stock Plan that are covered by clause (A) above) is not after the date hereof lowered, none of such Convertible Securities (other than standard options to purchase Common Stock or restricted stock units issued pursuant to an Approved Stock Plan that are covered by clause (A) above) are amended after the date hereof to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock or restricted stock units issued pursuant to an Approved Stock Plan that are covered by clause (A) above) are otherwise materially changed after the date hereof in any manner that adversely affects the Creditor; (C) the Exchange Securities and (D) the issuance by the Company of shares of Common Stock in satisfaction of certain fees due in connection with the closing under that certain Share Purchase Agreement, dated April 7, 2016, among the Company, URI, Inc. and Laramide Resources Ltd., as amended from time to time, or the registration of the sale or resale of such shares.

(ix)

“Person” means any individual, partnership, firm, corporation, limited liability company, joint venture, corporation, association trust, unincorporated organization, government or any department or agency thereof, or any other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d) of the Exchange Act.

(x)

“Principal Market” means the Nasdaq Capital Market.

(xi)

“Subsequent Placement” means any, direct or indirect, issuance, offer, sale, grant of any option or right to purchase, or otherwise disposition of (or announcement of any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the Securities Act), any Convertible Securities, any debt, any preferred stock or any purchase rights) of the Company or any of its subsidiaries, in each case agreed or committed to by the Company or its subsidiaries after to the date hereof.  Any direct or indirect issuance, offer, sale, grant of any option or right to purchase, or other disposition of (or announcement of any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the Securities Act), any Convertible Securities, any debt, any preferred stock or any purchase rights) of the Company or any of its subsidiaries, in each case agreed or committed to by the Company or its subsidiaries prior to the date hereof shall not constitute Subsequent Placements.

(xii)

“Trading Day” means any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Creditor.

(xiii)

“VWAP” means, for any security as of any period, the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning on the first day of the period at 9:30:01 a.m., New York time, and ending on the last day of the period at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning on the first day of the period at 9:30:01 a.m., New York time, and ending on the last day of the period at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest Closing Bid Price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC).  If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such dates shall be the fair market value as mutually determined by the Company and the Creditor. If the Company and the Creditor are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 1(e). All such determinations shall be appropriately adjusted for any stock dividend, stock split, reverse stock split, stock combination, recapitalization or other similar transaction during such period.

2.

REPRESENTATIONS AND WARRANTIES AND COVENANTS.

(a)

Company’s Representations.  The Company hereby represents and warrants and covenants to the Creditor, as of the date hereof and each other date in which the Company issues Exchange Shares or Pre-Funded Warrants to the Creditor, as follows:

(i)

Each of the Company and its subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted.  Each of the Company and its subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (A) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole, or (B) the authority or ability of the Company to perform any of its obligations under any of the Exchange Documents (as defined below). Other than its subsidiaries, there is no Person in which the Company, directly or indirectly, owns share capital or holds an equity or similar interest.

(ii)

The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Exchange Documents”) and to issue the Exchange Securities in accordance with the terms hereof and thereof.  The execution and delivery of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Exchange Securities have been duly authorized by the Company’s Board of Directors and no further filing (other than Form 8-K and the Nasdaq Listing of Additional Shares Notification), consent, or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement and the other Exchange Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

(iii)

The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, each Exchange and the reservation and issuance of the Exchange Securities) will not (A) result in a violation of the Certificate of Incorporation (as defined below) or other organizational documents of the Company or any of its subsidiaries, any share capital of the Company or any of its subsidiaries or Bylaws (as defined below) of the Company or any of its subsidiaries, (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree, including foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (B) or (C) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

(iv)

Neither the Company nor any of its subsidiaries is required to obtain any consent from, authorization or order of, or make any filing (other than Form 8-K and the Nasdaq Listing of Additional Shares Notification) or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings (other than Form 8-K and the Nasdaq Listing of Additional Shares Notification) and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the applicable Exchange Date, and neither the Company nor any of its subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Exchange Documents.  As of the date of this Agreement, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(v)

On each date the Company issues Exchange Securities to the Creditor, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the Exchange Securities to be exchanged with the Creditor hereunder on such date will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(vi)

The Company filed current Form 10 information more than 12 months prior to the date hereof and has, during the preceding 12 months, filed with the United States Securities and Exchange Commission (the “SEC”) all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to the Creditor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

(vii)

As of the date hereof, the authorized share capital of the Company consists of 100,000,000 shares of Common Stock, of which, 14,142,943 shares are issued and 14,134,918 shares are outstanding.  As of the date hereof, the Company has reserved from its duly authorized capital stock 10,000,000 shares of Common Stock for issuance as Exchange Shares.  All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable.  Except as disclosed in SEC Documents and/or in Schedule 2(a)(vii) hereof: (A) none of the Company’s or any subsidiary’s share capital is subject to preemptive rights or any other similar rights or any liens or Encumbrances suffered or permitted by the Company or any subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional share capital of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or any of its subsidiaries; (C) except for the Existing Debt and all other debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments disclosed in the SEC Documents, there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or any of its subsidiaries or by which the Company or any of its subsidiaries is or may become bound; (D) other than with respect to the current indebtedness of the Company or any of its subsidiaries, there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its subsidiaries; (E) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (F) there are no outstanding securities or instruments of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries; (G) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Exchange Securities; (H) neither the Company nor any subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (I) neither the Company nor any of its subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. The Company will furnish to the Creditor upon Creditor’s written request true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto that have not been disclosed in the SEC Documents or is not otherwise available in documents filed by the Company with the SEC.

(viii)

The Company confirms that neither it nor any other Person acting on its behalf has provided the Creditor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Agreements. The Company understands and confirms that the Creditor will rely on the foregoing representations in effecting transactions in securities of the Company. To the knowledge of Jeff Vigil and Christopher Jones after reasonable inquiry, all disclosures provided to the Creditor regarding the Company and its subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(ix)

The issuance of the Exchange Shares and shares of Common Stock underlying the Pre-Funded Warrants are duly authorized and upon issuance in accordance with the terms hereof and the

Exchange Shares and, when issued and delivered upon exercise of the Pre-Funded Warrants in accordance therewith, the shares of Common Stock underlying the Pre-Funded Warrants shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, Encumbrances and rights of refusal of any kind.  The Pre-Funded Warrants are duly authorized by the Company and, when executed and delivered by the Company, will be valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Upon issuance in accordance herewith and subject to the representations and warranties and covenants of the Creditor set forth in Section 2(b) having been and remaining at such issuance true and correct, the Exchange Securities will be exempt from the registration requirements of the Securities Act under Section 3(a)(9) of the Securities Act and all of such Exchange Securities (assuming, in the case of the shares of Common stock underlying the Pre-Funded Warrants, the “cashless” exercise of such Pre-Funded Warrants), even though initially issuable subject to restrictions on trading, will be caused by the Company to be freely transferable and freely tradable by the Creditor without restriction pursuant to Rule 144, including, without limitation Rule 144(d)(3)(ii), of the Securities Act by requesting the Transfer Agent to remove restrictive legends from the Exchange Securities.  After such restrictive legends removal, neither any Exchange Securities issuable hereunder nor any certificates evidencing any of such Exchange Securities (if a certificate therefor is requested in writing by the Creditor) shall bear any restrictive or other legends or notations.  The Company shall not, and the Company shall cause all other Persons to not, issue any stop-transfer order, instruction or other restriction with respect to any such Exchange Securities.

(x)

The Company represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any third party for the solicitation of any Exchange pursuant to this Agreement. Other than the applicable Exchange of Existing Debt, the Company has not received and will not receive any consideration from the Creditor for the Exchange Securities to be issued in an Exchange (assuming, in the case of the shares of Common stock underlying the Pre-Funded Warrants, the “cashless” exercise of such Pre-Funded Warrants).

(xi)

To the Company’s knowledge, neither the Creditor nor the Original Creditor, nor any of their respective Affiliates, (A) is or was an officer, director, 10% shareholder, control person, or Affiliate of the Company within the last 90 days, or (B) has or will, directly or indirectly, provide any consideration to or invest in any manner in the Company in exchange or consideration for, or otherwise in connection with, the sale or satisfaction of the Existing Debt, other than pursuant to this Agreement.

(xii)

The Company acknowledges and agrees that (A) the issuance of Exchange Securities pursuant to this Agreement may have a dilutive effect, which may be substantial, (B) neither the Company nor any of the Company’s Affiliates has or will provide the Creditor with any material non-public information regarding the Company or its securities, and (C) the Creditor has no obligation of confidentiality to the Company and may sell any of its Exchange Securities issued pursuant to this Agreement at any time but subject to compliance with applicable laws and regulations.

(xiii)

The Company acknowledges and agrees that with respect to this Agreement and the transactions contemplated hereby, (A) the Creditor is acting solely in an arm’s length capacity, (B) the Creditor does not make and has not made any representations or warranties, other than those specifically set forth in this Agreement, (C) except as set forth in this Agreement, the Company’s obligations hereunder are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of any claim the Company may have against the Creditor, (D) the Creditor has not and is not acting as a legal, financial, accounting or tax advisor to the Company, or agent or fiduciary of the Company, or in any similar capacity, and (E) any statement made by the Creditor or any of the Creditor’s representatives, agents or attorneys is not advice or a recommendation to the Company.

(xiv)

The Company is not an issuer identified in, or subject to, Rule 144(i) under the Securities Act.

(xv)

Except as disclosed in SEC Documents, the Company has not, in the 12 months preceding the date of this Agreement, received notice from any national securities exchange or automated quotation system on which the shares of Common Stock are listed or designated for quotation to the effect that the Company is not in compliance with the listing or maintenance requirements of such national securities exchange or automated quotation system.  As of the date of this Agreement, to the Company’s actual knowledge based solely on absence of, as of the date hereof, any notice from any such securities exchange or automated quotation system that the Company is not in compliance with the listing or maintenance requirements of such national securities exchange or automated quotation system, the Company is in compliance with all such listing and maintenance requirements.

(xvi)

The Company, through its Transfer Agent, currently participates in the DTC FAST Program of DTC’s Deposit/Withdrawal At Custodian (“DWAC”) system, and the shares of Common Stock may be issued and transferred electronically to third parties via the DTC FAST Program of DTC’s DWAC system. The Company has not, in the 12 months preceding the date of this Agreement, received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the shares of Common Stock, or electronic trading or settlement services with respect to the shares of Common Stock are being imposed or are contemplated by DTC.

(xvii)

The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, or other similar antitakeover provision under the Certificate of Incorporation, Bylaws or other organizational documents of the Company, as currently in effect, or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of Exchange Securities hereunder and the Creditor’s ownership of such Exchange Securities, together with all other securities now or hereafter owned or acquired by the Creditor.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Exchange Securities or a change in control of the Company or any of its subsidiaries. Until the earlier of the time that the Creditor no longer beneficially owns any Exchange Securities or June 30, 2017, the Company and its board of directors shall not adopt any anti-takeover provision, including without limitation any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock, that would limit the ability of Creditor to acquire or hold Exchange Securities in accordance with this Agreement, without the Creditor’s written consent.

(xviii)

The Company shall take such action as the Creditor shall reasonably determine is necessary in order to qualify the Exchange Securities issuable to the Creditor hereunder under applicable securities or “blue sky” laws of the states of the United States for the issuance to the Creditor hereunder and for resale by the Creditor to the public (or to obtain an exemption from such qualification).  Without limiting any other obligation of the Company hereunder, the Company shall timely make all filings and reports relating to the offer and issuance of such Exchange Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable state securities or “blue sky” laws), and the Company shall comply with all applicable federal, state, local and foreign laws, statutes, rules, regulations and the like relating to the offering and issuance of such Exchange Securities to the Creditor.

(xix)

The Company’s Common Stock is listed on the Principal Market (or traded on other exchange or market reasonably acceptable to the Purchaser).

(xx)

No suspension of trading of the Company’s Common Stock is in effect.

(xxi)

No injunctions or other legal proceedings relating to the Exchange is pending or threatened against the Company.

(b)

Creditor Representations. The Creditor hereby makes the following representations, warranties and covenants, as of the date hereof and each other date in which the Creditor exchanges all or any portion of the Existing Debt into the Exchange Shares or Pre-Funded Warrants, as follows:

(i)

The Creditor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated hereby to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(ii)

The Creditor owns and holds, beneficially and of record, the entire right, title, and interest in and to the First Tranche Debt, and will, at the time of any Second Exchange, own and hold, beneficially and of record, the entire right, title, and interest in and to the Second Tranche Debt, in each case being exchanged in the applicable Exchange free and clear of all rights and Encumbrances. The Creditor has full power and authority to transfer and dispose of the First Tranche Debt to the Company free and clear of any right or Encumbrance and will, at the time of any Second Exchange, have full power and authority to transfer and dispose of the Second Tranche Debt to the Company free and clear of any right or Encumbrance.

(iii)

The Creditor understands that the Exchange Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Creditor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Creditor set forth herein in order to determine the availability of such exemptions and the eligibility of the Creditor to acquire the Exchange Securities.

(iv)

This Agreement has been duly and validly authorized, executed and delivered on behalf of the Creditor and constitute the legal, valid and binding obligations of the Creditor enforceable against the Creditor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(v)

The execution, delivery and performance by the Creditor of this Agreement and the consummation by the Creditor of the transactions contemplated hereby and thereby will not (A) result in a violation of the organizational documents of the Creditor or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Creditor is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Creditor, except in the case of clauses (B) and (C) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ability of the Creditor to perform its obligations hereunder.

(vi)

As of the date of this Agreement and during the 90 calendar days prior to the date of this Agreement, neither the Creditor nor any Affiliate thereof is or was an officer, director, or 10% or more shareholder of the Company.

(vii)

For so long as the Creditor or any of its Affiliates holds any Exchange Securities, neither the Creditor nor any of its Affiliates will: (A) solicit any proxies or seek to advise or influence any Person with respect to any voting securities of the Company; or (B) engage or participate in any actions, plans or proposals that relate to or would result in (1) the Creditor or any of its Affiliates acquiring additional securities of the Company, alone or together with any other Person, which would result in the Creditor and its Affiliates collectively beneficially owning, or being deemed to beneficially own, more than 9.9% of the shares of Common Stock or other voting securities of the Company (as calculated pursuant to Section 13(d) of the Exchange Act and the rules and regulations thereunder), (2) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company or any of its subsidiaries, (3) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries, (4) any change in the present board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (5) any material change in the present capitalization or dividend policy of the Company, (6) any other material change in the Company’s business or corporate structure, (7) changes in the Company’s Certificate of Incorporation, Bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of the Company by any Person, except with respect to any vote to increase the authorized capital of the Company to meet the Company’s obligations to the Creditor hereunder, (8) causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (9) causing a class of equity securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act or (10) taking any action, intention, plan or arrangement similar to any of those enumerated above.

(viii)

Creditor represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any third party for the solicitation of any Exchange pursuant to this Agreement and no additional consideration from the Creditor was received or will be received by the Company for the Exchange Securities.

(ix)

Creditor understands and acknowledges that the issuance and transfer to it of the shares of Common Stock (the “Shares”) and Pre-Funded Warrants has not been reviewed by the United States Securities and Exchange Commission or any state securities regulatory authority because such transaction is intended to be exempt from the registration requirements of the Securities Act, and applicable state securities laws. Creditor understands that the Company is relying upon the truth and accuracy of, and Creditor’s compliance with, the representations, warranties, acknowledgments and understandings of Creditor set forth herein in order to determine the availability of such exemptions and the eligibility of Creditor to acquire the Shares and Pre-Funded Warrants.

(x)

Creditor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of Creditor’s investment in the Company through Creditor’s acquisition of the Shares and Pre-Funded Warrants. Creditor is able to bear the economic risk of its investment in the Company through Creditor’s acquisition of the Shares and Pre-Funded Warrants for an indefinite period of time. At the present time, Creditor can afford a complete loss of such investment and has no need for liquidity in such investment.

(xi)

Creditor recognizes that its acquisition of the Shares and Pre-Funded Warrants involves a high degree of risk in that: (A) an investment in the Company is highly speculative and only Persons who can afford the loss of their entire investment should consider investing in the Company and securities of the Company; (B) the Company has incurred significant losses since ceasing production in 2009 and expects to continue to incur losses as a result of costs and expenses related to maintaining its properties and general and administrative expenses; (C) subsequent equity financings will dilute the ownership and voting interests of Creditor and may contain terms, such as liquidation and other preferences, which are not favorable to the Company or its stockholders; (D) any debt financing would result in substantial fixed payment obligations and may involve agreements that include covenants limiting or restricting the Company’s ability to take specific actions, such as incurring additional debt, making capital expenditures or declaring dividends; and (E) if the Company is unable to  raise sufficient additional funds, the Company may be required to delay, reduce or severely curtail its operations or otherwise impede its on-going business efforts, which could have a Material Adverse Effect on its business, operating results, financial condition, long-term prospects and ability to continue as a viable business.

(xii)

Creditor acknowledges that it has prior investment experience and that it recognizes and fully understands the highly speculative nature of Creditor’s investment in the Company pursuant to its acquisition of the Shares and Pre-Funded Warrants. Creditor acknowledges that it, either alone or together with its professional advisors, has the capacity to protect its own interests in connection with this transaction.

(xiii)

Creditor acknowledges that it has carefully reviewed this Agreement and the Company’s filings with the SEC, which are available on the Internet at www.sec.gov, all of which documents and filings Creditor acknowledges have been made available to it. Creditor has been given the opportunity to ask questions of, and receive answers from, the Company concerning this Agreement, the issuance to it of the Shares and Pre-Funded Warrants, and the Company’s business, operations, financial condition and prospects, and Creditor has been given the opportunity to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as Creditor reasonably desires in order to evaluate its investment in the Company pursuant its acquisition of the Shares and Pre-Funded Warrants. Creditor fully understands all of such documents and filings and has had the opportunity to discuss any questions regarding any of such documents or filings with its legal counsel and tax, investment and other advisors. Creditor acknowledges that it does not desire to receive any further information from the Company or any other Person in order to make a fully informed decision of whether or not to execute this Agreement and accept the Shares.

(xiv)

Creditor acknowledges that the issuance to it of the Shares and Pre-Funded Warrants may involve tax consequences to Creditor. Creditor acknowledges and understands that Creditor must retain its own professional advisors to evaluate the tax and other consequences of Creditor’s receipt of the Shares and Pre-Funded Warrants.

(xv)

Creditor understands and acknowledges that the Company is under no obligation to register the resale of the Shares or Pre-Funded Warrants under the Securities Act or any state securities laws.

(xvi)

Creditor understands that, subject to delivery to the Transfer Agent of legal opinion of counsel, acceptable to the Transfer Agent, with respect to removal of restrictive legends in compliance with Rule 144 in connection with impending disposition of such Shares by the Creditor, and the removal of such restrictive legends, the certificate(s) representing the Shares shall initially, (upon exchange under Rule 3(a)(9) of the Securities Act) bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Shares):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

(xvii)

The legend set forth in Section 2(b)(xvi) will be removed, and the Company will issue and deliver the Shares without such legend to Creditor in the manner set forth in Section 1(d) of this Agreement.

(xviii)

Creditor represents and warrants that it was not induced to invest in the Company (pursuant to the issuance to it of the Shares or Pre-Funded Warrants) by any form of general solicitation or general advertising, including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media (including via the Internet) or broadcast over the news or radio or (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

(xix)

Creditor agrees that neither it nor its Affiliates, agents or representatives shall at any time engage in any short sales of, or sell put options or similar instruments with respect to, the Company’s Common Stock or any other Company’s securities.

3.

RESTRICTION ON SUBSEQUENT PLACEMENTS.

(a)

If the Shareholder Approval is received and the Second Exchange is completed, from and until the 75th day after the Second Exchange, neither the Company nor any of its subsidiaries shall, directly or indirectly, effect any Subsequent Placement.

(b)

The restrictions contained in this Section 3 shall not apply in connection with the issuance of any Excluded Securities or the filing by the Company and effectiveness of an unallocated shelf registration statement on Form S-3 in replacement of the Company’s existing shelf registration statement on Form S-3 (File No. 333-196888).

4.

EXCLUSIVITY.  During the period commencing on the date hereof and ending on the later of 10 calendar days after the end of the Second Tranche Pricing Period or such time as when all of the Existing Debt has been exchanged or repaid, the Company shall not, without the prior written consent of the Creditor, (a) enter into, effect, alter, announce or recommend to its shareholders any transaction whereby the Company directly or indirectly issues equity or debt securities of the Company to a party in exchange for outstanding equity or debt securities (other than ordinary exercise of Convertible Securities), claims or property interests, or partly in such exchange and partly for cash, in one or more transactions carried out pursuant to Section 3(a)(9) or Section 3(a)(10) of the Securities Act

(any such transaction, an “Exchange Transaction”), or (b) otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any Person (other than the Creditor) to seek an Exchange Transaction involving the Company or any of its subsidiaries.  The Company, its Affiliates, and each of its and their respective officers, employees, directors, agents or other representatives shall immediately cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any Persons (other than the Creditor) with respect to any of the foregoing. For clarity, except as provided in Section 3, nothing herein shall preclude the Company from effecting a private or public offering, that is not an Exchange Transaction, nor shall any such offering require the consent or approval of the Creditor, and the exercise or conversion of any securities issued in any such offering shall not require the consent or approval of the Creditor.

5.

DISCLOSURE.

(a)

Prior to the earlier of (i) the opening time for trading stocks on public securities exchanges located in New York City on the first Trading Day immediately following the date of this Agreement and (ii) the initial Share Delivery Deadline, time being of the essence, the Company shall file a Current Report on Form 8-K with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act disclosing all of the material terms of this Agreement, and disclosing all other material, nonpublic information (if any) delivered to the Creditor (or the Creditor’s representatives or agents) by the Company or any of its officers, directors, employees, agents or representatives, if any, in connection with the Existing Debt, any Exchange, the Original Creditor or the transactions contemplated by this Agreement, and attaching a copy of this Agreement as an exhibit thereto (the “8-K Filing”).  From and after the 8-K Filing, neither the Company nor any of its officers, directors, employees, agents or representatives shall disclose any material non-public information about the Company to the Creditor (or the Creditor’s representatives or agents), unless prior thereto the Company shall have filed a Current Report on Form 8-K with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act disclosing all such material non-public information.

(b)

Neither the Company, its subsidiaries nor the Creditor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Creditor, to issue any press release or make other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that the Creditor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

6.

INDEMNIFICATION.

(a)

In consideration of the Creditor’s execution and delivery of the Exchange Documents to which it is a party and acquiring the Common Stock thereunder and in addition to all of the Company’s other obligations under the Exchange Documents, the Company shall indemnify the Creditor and all of their shareholders, partners, members, officers, directors, employees (collectively, the “Creditor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Creditor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”) incurred by any Creditor Indemnitee as a result of, or arising out of, or relating to (i) any material misrepresentation or breach of any representation or warranty made by the Company in any of the Exchange Documents or (ii) any material breach of any covenant, agreement or obligation of the Company contained in any of the Exchange Documents.

(b)

In consideration of the Company’s execution and delivery of the Exchange Documents to which it is a party and agreeing to issue (subject to the terms hereof) the Shares thereunder and in addition to all of the Creditor’s other obligations under the Exchange Documents, the Creditor shall indemnify the Company and all of their shareholders, partners, members, officers, directors, employees and counsel (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by any Company Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Creditor in any of the Exchange Documents, (ii) any material breach of any covenant, agreement or obligation of the Creditor contained in any of the Exchange Documents.

(c)

Promptly after receipt by a Company Indemnitee or Creditor Indemnitee (as applicable) under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Company Indemnitee or Creditor Indemnitee (as applicable) shall, (i) if an Indemnified Liability in respect thereof is to be made against the Company under this Section 6, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Creditor Indemnitee; provided, however, that a Creditor Indemnitee shall have the right to retain its own counsel at the Company’s expense, if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Creditor Indemnitee and the Company would be inappropriate due to actual or potential differing interests between such Creditor Indemnitee and any other party represented by such counsel in such proceeding. In the case of a Creditor Indemnitee, legal counsel referred to in the immediately preceding sentence shall be selected by the Creditor at its sole discretion; provided, however, that the Company shall have the right to consent to Creditor Indemnitee’s counsel if the Company is responsible for fees and expenses of the Creditor Indemnitee’s counsel, such consent not to be unreasonably withheld, delayed or conditioned. The Creditor Indemnitee shall cooperate fully with the Company in connection with any negotiation or defense of any such Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Creditor Indemnitee which relates to such Indemnified Liability.  The Company shall keep the Creditor Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent.  The Company shall not, without the prior written consent of the Creditor Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Creditor Indemnitee of a release from all liability in respect to such Indemnified Liability. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Creditor Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Creditor Indemnitee under this Section 6, except to the extent that the Company is materially prejudiced in its ability to defend such action; and (ii) if an Indemnified Liability in respect thereof is to be made against the Creditor under this Section 6, deliver to the Creditor a written notice of the commencement thereof, and the Creditor shall have the right to participate in, and, to the extent the Creditor so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Creditor and the Company Indemnitee; provided, however, that a Company Indemnitee shall have the right to retain its own counsel at the Creditor’s expense, if, in the reasonable opinion of counsel retained by the Creditor, the representation by such counsel of the Company Indemnitee and the Creditor would be inappropriate due to actual or potential differing interests between such Company Indemnitee and any other party represented by such counsel in such proceeding. In the case of a Company Indemnitee, legal counsel referred to in the immediately preceding sentence shall be selected by the Company at its sole discretion; provided, however, that the Creditor shall have the right to consent to Company Indemnitee’s counsel if the Creditor is responsible for fees and expenses of the Company Indemnitee’s counsel, such consent not to be unreasonably withheld, delayed or conditioned. The Company Indemnitee shall cooperate fully with the Creditor in connection with any negotiation or defense of any such Indemnified Liability by the Creditor and shall furnish to the Creditor all information reasonably available to the Company Indemnitee which relates to such Indemnified Liability.  The Creditor shall keep the Company Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  The Creditor shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Creditor shall not unreasonably withhold, delay or condition its consent.  The Creditor shall not, without the prior written consent of the Company Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Company Indemnitee of a release from all liability in respect to such Indemnified Liability. Following indemnification as provided for hereunder, the Creditor shall be subrogated to all rights of the Company Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Creditor within a reasonable time of the commencement of any such action shall not relieve the Creditor of any liability to the Company Indemnitee under this Section 6, except to the extent that the Creditor is materially prejudiced in its ability to defend such action.

(d)

Notwithstanding any other provisions of this Agreement, the Company shall not be obligated to indemnify any Person to the extent that the aggregate of all Indemnified Liabilities subject to the indemnification by the Company exceeds the Existing Debt Amount.

(e)

The indemnification required by this Section 6 shall be the sole and exclusive remedy of the Company Indemnitees and the Creditor Indemnitees.

7.

RESERVATION OF SHARES; REGISTRATION.

(a)

Reservation. The Company shall initially reserve 10,000,000 shares of its authorized and unissued Common Stock (appropriately adjusted for any stock split, stock dividend, reverse stock split, stock combination or other similar transaction), solely for the purpose of effecting Exchanges of the Existing Debt.  So long as any of the Existing Debt remains outstanding and is held by the Creditor, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting Exchanges of such Existing Debt, a number of authorized and unissued shares of Common Stock, as of any date of determination, of at least 125% of the number of authorized and unissued shares of Common Stock as shall from time to time be necessary to effect the Exchange of all of the Existing Debt then outstanding and held by the Creditor (using the then-current Exchange Price and without regard to any limitations on exchanges) (the “Required Reserve Amount”).  The Company shall, at all times while any Pre-Funded Warrants are outstanding, reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue shares of Common Stock upon exercise of such Pre-Funded Warrants, the number of shares of Common Stock that are initially issuable and deliverable upon the exercise of the then-outstanding Pre-Funded Warrants.

(b)

Insufficient Authorized Shares. If, notwithstanding Section 7(a), and not in limitation thereof, at any time while the Existing Debt remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon Exchange of the Existing Debt held by the Creditor of at least a number of shares of Common Stock equal to the Required Reserve Amount (appropriately adjusted for any stock split, stock dividend, reverse stock split, stock combination or other similar transaction) (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount (appropriately adjusted for any stock split, stock dividend, reverse stock split, stock combination or other similar transaction) for such Existing Debt.  At any time beginning three months after an Authorized Share Failure, in the event that the Company is prohibited from issuing shares of Common Stock upon any exchange due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Creditor, the Company shall pay cash in exchange for the redemption of such portion of the Debt Amount exchangeable into such Authorized Failure Shares at a price equal to the sum of (i) the product of (A) such number of Authorization Failure Shares and (B) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Creditor delivers the applicable Exchange Notice with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section (b) and (ii) to the extent the Creditor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Creditor of Authorization Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of the Creditor incurred in connection therewith.  Nothing contained in Section (a) or this Section (b) shall limit any obligations of the Company under any other provision hereunder or in the Existing Debt.

(c)

Registration Statement. The Company shall within ten (10) Business Days from the date hereof file the Registration Statement with the SEC. The Registration Statement shall register the resale from time to time of Exchange Shares by the Creditor. The Creditor and its counsel shall have a reasonable opportunity to review and comment upon such Registration Statement or any amendment to such Registration Statement and any related prospectus prior to its filing with the SEC. The Creditor shall furnish all information reasonably requested by the Company for inclusion therein.  The Company shall use its reasonable best efforts to have the Registration Statement or any amendment declared effective by the SEC as soon as reasonably practicable.  Subject to Section 7(g), the Company shall use reasonable best efforts to keep the Registration Statement effective pursuant to Rule

415 promulgated under the Securities Act and available for sales of the Exchange Shares at all times until the date on which the Creditor shall have sold all the Exchange Shares (including Exchange Shares underlying Pre-Funded Warrants) and no Existing Debt remains outstanding (the “Registration Period”).  The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)

Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover the Exchange Shares issued upon Exchange of the Existing Debt, the Company shall, to the extent necessary and permissible, amend the Registration Statement or file a new registration statement (a “New Registration Statement”), so as to cover all such Exchange Shares as soon as practicable, but in any event not later than ten (10) Business Days after the necessity therefor arises.  The Company shall use its reasonable best efforts to have such amendment and/or New Registration Statement become effective as soon as reasonably practicable following the filing thereof.

(e)

Amendments. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Registration Statement and the prospectus used in connection with such Registration Statement, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, subject to Section 7(g) hereof and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Exchange Shares covered by the Registration Statement or any New Registration Statement until such time as all of such Exchange Shares shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  Should the Company file a post-effective amendment to the Registration Statement or a New Registration Statement, the Company will use its reasonable best efforts to have such filing declared effective by the SEC within thirty (30) consecutive Business Days as of the date of filing, which such period shall be extended for an additional thirty (30) Business Days if the Company receives a comment letter from the SEC in connection therewith.

(f)

Additional Filings. The Company shall submit to the Creditor for review and comment any disclosure in the Registration Statement, any New Registration Statement and all amendments and supplements thereto (other than a Form 10-K, a Form 10-Q or a Current Report on Form 8-K or any amendment thereto that is incorporated by reference into the Registration Statement or New Registration Statement) containing any descriptions or disclosure regarding the Creditor or this Agreement, including the transaction contemplated hereby, at least two (2) Business Days prior to their filing with the SEC, and not file any document in a form to which Creditor reasonably and timely objects.  Upon request of the Creditor, the Company shall provide to the Creditor all disclosure in the Registration Statement or any New Registration Statement and all amendments and supplements thereto (other than a Form 10-K, a Form 10-Q or a Current Report on Form 8-K or any amendment thereto that is incorporated by reference into the Registration Statement or New Registration Statement) at least two (2) Business Days prior to their filing with the SEC, and not file any document in a form to which Creditor reasonably and timely objects.  The Creditor shall use its reasonable best efforts to comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto within two (2) Business Days from the date the Creditor receives the final version thereof.  The Company shall furnish to the Creditor, without charge, any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

(g)

Updates to the Registration Statement. As promptly as reasonably practicable after becoming aware of such event or facts, the Company shall notify the Creditor in writing if the Company has determined that the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and as promptly as reasonably practical (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of premature disclosure of such event or facts) prepare a prospectus supplement or amendment to such Registration Statement to correct such untrue statement or omission, and, upon the Creditor’s request, deliver a copy of such prospectus supplement or amendment to the Creditor.  In providing this notice to the Creditor, the Company shall not include any other information about the facts underlying the Company’s determination and shall not in any way communicate any material nonpublic information about the Company or the

Common Stock to the Creditor.  The Company shall also promptly notify the Creditor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Creditor by facsimile or e-mail on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to any Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.  In no event shall the delivery of a notice under this Section 7(g), or the resulting unavailability of a Registration Statement, without regard to its duration, for disposition of securities by the Creditor be considered a breach by the Company of its obligations under this Agreement. The preceding sentence in this Section 7(g) will not extend the maturity of the Existing Debt or otherwise modify the parties obligations in connection therewith.

(h)

Stop Orders. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, or the suspension of the qualification of any Exchange Shares for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest practical time and to notify the Creditor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(i)

Supplemental Information. If reasonably requested by the Creditor, the Company shall (i) promptly incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the Creditor believes should be included therein relating to the sale and distribution of Exchange Shares, including, without limitation, information with respect to the number of Exchange Shares being sold, the purchase price being paid therefor and any other terms of the offering of the Exchange Shares; (ii) make all required filings of such prospectus supplement or post-effective amendment promptly after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement (including by means of any document incorporated therein by reference).

(j)

The Creditor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 7(h) or any notice of the kind described in Section 7(g), the Creditor will immediately discontinue disposition of Exchange Shares pursuant to any registration statement(s) covering such Exchange Shares until the Creditor’s receipt (which may be accomplished through electronic delivery) of the copies of the filed supplemented or amended prospectus contemplated by Section 7(h) or Section 7(g).  In addition, upon receipt of any notice from the Company of the kind described in Section 7(g), the Creditor will immediately discontinue purchases or sales of any securities of the Company unless such purchases or sales are in compliance with applicable U.S. securities laws. Notwithstanding anything to the contrary, the Company shall cause its Transfer Agent to deliver as promptly as practicable shares of Common Stock without any restrictive legend in accordance with the terms of this Agreement in connection with any sale of Exchange Shares with respect to which the Creditor has received an Exchange Notice prior to the Creditor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 7(h) or Section 7(g) and for which the Creditor has not yet settled.

8.

MISCELLANEOUS.

(a)

Existing Debt Agreement Matters. The Creditor hereby irrevocably and forever waives compliance by the Company and its subsidiaries with Sections 7.3 (Reporting Requirements), 7.13 (Participation on the Borrower’s Board of Directors), 8.9 (Acquisitions), 8.13 (Material Agreements) and 8.16 (New Subsidiaries) of that certain Loan Agreement, dated November 13, 2013 (as amended, the Existing Debt Agreement”). Further, the Creditor hereby irrevocably consents to the voluntary prepayment of obligations outstanding under the note evidencing the Existing Debt by the Company in any amount, provided that (i) neither the notice of such voluntary prepayment under Section 3.2(b) of the Existing Debt Agreement nor the making of such payment shall occur until after the completion of the Second Tranche Pricing Period pursuant to Section 1 and (ii) the Company shall have provided at least three (3) Trading Days’ advance notice to the Creditor before the end of the Second Tranche Pricing Period that the Company intends to prepay obligations outstanding under the note and the amount of such prepayment. Concurrently with the commencement of the Second Tranche Pricing Period, the parties shall amend the Existing Debt Agreement to extend the maturity of the Existing Debt to the third Trading Day following the end of the Second Tranche Pricing Period.

(b)

Holding Period.  For the purposes of Rule 144 of the Securities Act, the Company agrees not to take a position contrary to the Creditor’s position that the holding the holding period of the Exchange Shares may be tacked on the holding period of the Existing Debt.

(c)

Further Assurances; Additional Documents.  The parties shall take any actions and execute any other documents that may be necessary or desirable to the implementation and consummation of this Agreement upon the reasonable request of the other party.

(d)

No Oral Modification.  This Agreement may only be amended in writing signed by the Company and by the Creditor.  All waivers relating to any provision of this Agreement must be in writing and signed by the waiving party.

(e)

Expenses.  The Company shall reimburse Creditor or its designee(s) up to $87,500 for all legal fees, costs and expenses incurred by it or its Affiliates in connection with the transactions contemplated by the Exchange Documents, including in connection with the post-Closing filings with the SEC, which amount shall be in addition to any amount which was previously advanced by the Company to Creditor for expenses. Except as otherwise set forth in this Agreement, each party to this Agreement shall bear its own expenses in connection with transactions contemplated hereby.  The Company shall be responsible for the payment of any financial advisory fees, legal expenses of counsel to the Company (including, without limitation, with respect to any legal opinion issued in connection herewith or any Exchange), fees in connection with the registration obligations set forth in Section 7 hereof, DTC fees, or transfer agent fees relating to or arising out of the transactions contemplated hereby.

(f)

Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(g)

Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(h)

Remedies. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under any of the Exchange Documents, any remedy at law may prove to be inadequate relief to the Creditor.  The Company therefore agrees that the Creditor shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving damages and without posting a bond or other security.

(i)

Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Exchange Documents, whenever the Creditor exercises a right, election, demand or option under an Exchange Document and the Company does not timely perform its related obligations within the periods therein provided, then the Creditor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(j)

Payment Set Aside; Currency.  To the extent that the Company makes a payment or payments to the Creditor hereunder or the Creditor enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Exchange Documents are in United States Dollars (“US Dollars”), and all amounts owing under this Agreement and all other Exchange Documents shall be paid in US Dollars. All amounts denominated in other currencies shall be converted in the US Dollar equivalent amount in accordance with the Dollar Exchange Rate on the date of calculation. “Dollar Exchange Rate” means, in relation to any amount of currency to be converted into US Dollars pursuant to this Agreement, the US Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

(k)

Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(l)

Survival.  The representations, warranties, agreements and covenants in this Agreement shall survive the execution and delivery hereof until the consummation of the transactions contemplated hereby or termination or expiration of this Agreement by its terms.

(m)

Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(n)

Severability; Usury.  If any term or provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon determination that any term or other provision of this Agreement is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to attempt to agree on a modification of this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible. Notwithstanding anything to the contrary contained in this Agreement or any other Exchange Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company, or payable to or received by the Creditor, under the Exchange Documents, including without limitation, any amounts that would be characterized as “interest” under applicable law, exceed amounts permitted under any such applicable law. Accordingly, if any obligation to pay, payment made to the Creditor, or collection by the Creditor pursuant the Exchange Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of the Creditor and the Company and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of the Creditor, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to the Creditor under the Exchange Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by the Creditor under any of the Exchange Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(o)

No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(p)

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(q)

No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(r)

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

(s)

Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) upon confirmation of transmission, when sent by email; or (iv) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be (A) if to the Company, at the address set forth on its signature page attached hereto or (B) if to the Creditor, at the address set forth on its signature page attached hereto, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (x) given by the recipient of such notice, consent, waiver or other communication, (y) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (z) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

[Signature Page Follows]

IN WITNESS WHEREOF, the Creditor and the Company have caused their respective signature page to this Master Exchange Agreement to be duly executed as of the date first written above.

COMPANY:

URANIUM RESOURCES, INC.

By:

Name: Christopher M. Jones

Title: President and CEO

Address:

  6950 South Potomac Street, Suite 300

  Centennial, Colorado 80112

[Signature Page to Master Exchange Agreement]

IN WITNESS WHEREOF, the Creditor and the Company have caused their respective signature page to this Master Exchange Agreement to be duly executed as of the date first written above.

CREDITOR:

ESOUSA HOLDINGS LLC

By:

Name: Rachel Glicksman

Title: Managing Member

Address: Esousa Holdings LLC 317 Madison Avenue Suite 1621 New York, NY 10017 Attention: Rachel Glicksman, Managing Member (212) 732-4300 (212) 732-1131 E-mail: michael@esousallc.com

[Signature Page to Master Exchange Agreement]

EXHIBIT I

EXCHANGE NOTICE

Reference is made to (a) that certain Master Exchange Agreement, dated as of December 5, 2016 (the “Exchange Agreement”), by and between Esousa Holdings, LLC and Uranium Resources, Inc., a Delaware corporation (the “Company”) and (b) certain Existing Debt (as defined in the Exchange Agreement) issued by the Company and outstanding as of the date hereof.  In accordance with and pursuant to the Exchange Agreement, the undersigned hereby elects to exchange the Exchange Amount (as defined in the Exchange Agreement) indicated below into shares of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), at the Exchange Rate (as defined in the Exchange Agreement, as of the date specified below).  Capitalized terms not defined herein shall have the meaning as set forth in the Exchange Agreement.

Date of Exchange (the date that is one Business Days after the date of this Exchange Notice): ___________________

Exchange Price: ___________________

Aggregate Exchange Amount to be exchanged:  ____________

Aggregate number of shares of Common Stock to be issued to the undersigned pursuant to this Exchange: __________________

Date of this Exchange Notice: _____________

ESOUSA HOLDINGS, LLC

By:

Name:

Title:

ACKNOWLEDGMENT

Uranium Resources, Inc. hereby acknowledges this Exchange Notice and hereby directs Computershare Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated [________] from the Company and acknowledged and agreed to by [________].

URANIUM RESOURCES, INC.

By:________________________

Name:

Title:

Exchange Notice

EXHIBIT II

FORM OF PRE-FUNDED WARRANT

See attached

Exchange Notice